Exhibit 99.1

Vyteris, Inc. (OTCBB: VYTR)
Corporate Presentation

Forward Looking Statement
This presentation contains "forward-looking statements" -that is, statements related to future, not past, events, which are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address our expected future business, operations, business plans and financial performance, and are signaled by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "may," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and actual results could vary materially. For us, particular uncertainties which could adversely or positively affect our future business, operations, business plans and financial performance include whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund future operations, viability of our products and acceptance in the market place, and the risks associated with identifying and negotiating strategic arrangements with other companies. A more extensive set of risks is set forth in Vyteris, Inc. SEC filings including, but not limited to, its Annual Report on Form 10-KSB for the year ended December 31, 2007, and its subsequent Quarterly Reports filed on Form 10-Q. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Corporate Overview
Confidential

..Former transdermal systems unit of Becton Dickinson (BD)
..$80MM invested by BD and Vyteris into development of Smart Patch technology
..Public biopharmaceutical company (OTCBB: VYTR) located in Fair Lawn, NJ
..Robust clinical stage drug delivery portfolio
..Small molecule delivery -Approved product and additional human POCs
..Peptide delivery -Human POC and several animal POCs
..32 full time employees
..cGMP manufacturing capabilities from bench up to commercialization of transdermal drug delivery systems

Corporate Highlights
..2004: First FDA approved Smart Patch -LidoSite® for needle-less dermal anesthesia
..2004: Strategic partnership with Ferring Pharmaceuticals in infertility treatment
..2005: First successful non-invasive delivery of peptide using Smart Patch technology
..Highly versatile platform technology with many high potential applications
..Portfolio of over 60 U.S. patents and over 120 international patents issued
..Seasoned management with extensive business development and product development experience

Introducing

How does Iontophoresis work?
Transdermal patch holds drug
and electrode
Drug
Active
Electrode
Return
Electrode
Skin
Gel
Drug Enters
Skin
Controlled Drug
Delivery
Small electrical current moves
drug through the skin
Current precisely controls
the rate of drug delivery
+ -+ -+ -+
Blood Vessel
+++
Smart Patch technology is applicable to a wide range of small molecules and peptides

New Standard of Care-Customized Drug Delivery System
Smart Patch utilizes iontophoresis to deliver drug comfortably and controlled through the skin with low level electrical energy

• Safe: Reduces stomach/GI Upset
• No liver toxicity
• Efficient: Directly to blood stream
• Fast absorption
• Versatile: Ideal for complex delivery of many drugs, including therapeutic peptides
• Patient Friendly: Non-invasive, very convenient, no doses to remember

Smart Patch:
Versatile Drug Delivery for Complex PK Demands
Single Bolus – Mimics IV or Injection Rapid Onset – Sustained Release
Timed Interval Release – Accurate Control
Sustained Release with Bolus Delivery on Demand
Plasma Levels Time
Plasma Levels Time
Plasma Levels Time
Plasma Levels Time

Strong Intellectual Property Position
> 180 Patents
>60 U.S. and >120 international covering:
..Classes of molecules
..Manufacturing process innovations
..Comfort, stability, and ease of use

Attractive Business Strategy

Vyteris Pipeline: Wide Range of Smart Patch Applications
Sumatriptan Migraine
Indication Drug Preclinical Phase I Phase II Phase III Approved
Small molecule drugs
Pain Management Lidocaine (LidoSite®)
Migraine Zolmitriptan
Osteoporosis Bisphosphonate
Parkinson’s Dopamine Agonist
Smoking Cessation Nicotine
Pain Management Buprenorphine
Pain Management Remifentanil
Peptide/Protein drugs
Infertility Peptide Ph Ib/IIa
Osteoporosis PTH (1-34)
Diabetes Pramlintide
Diabetes GLP-1 Analog

First FDA Approved Active Transdermal Product: LidoSite®
Rapid Dermal Anesthesia
• A 10 min application provides dermal anesthesia -10 mm deep
• Lasts up to one hour

LidoSite Value Parameters
Efficacy
..Deep penetration up to 10 mm below the skin surface
..Fast onset of action-10 minutes
Safety-demonstrated in clinical studies and pilot market launch
Validation of process and facilities
Successful large scale manufacturing
Market opportunities in Rheumatology, Dermatology, Oncology and Pediatrics
Strategic partnering or product acquisition opportunity

Smart Patch Delivery of Triptans for Migraine
•Compact and discreet carrying case
•Case holds spare patches
•Simple fold-over assembly

Migraine Product – Human Proof of Concept
..Significant Market Opportunity
..$3 Billion Market
..28 Million migraine sufferers in U.S.
..50% of migraine sufferers are not diagnosed orare unsatisfied with present treatment
..Opportunity to become Standard of Care
..Imitrex patent expired 2006/2008 ($1.3 Billion in current annual sales)
..Zomig patent expires 2012 ($400 Million in current annual sales)
..Positive Data in Phase I Human Trial (2005)
..Compared iontophoretic vs oral delivery of Zolmitriptan
..Objective: Faster onset and higher maintenance levels to prevent recurrence

Migraine -Phase I Study
Smart Patch vs. Oral delivery
0
2
4
6
8
10
12
0 60 120 180 240 300 360 420 480 540
Time (min)
Mean Plasma Conc (ng/mL)
Ionto
Oral
Current off
• Faster onset than Oral dose
• Maintenance dose to potentially avoid rebound / recurrence

Smart Patch for Parkinson’s Disease

Parkinson’s Smart Patch Product Development
Objectives
Deliver a Parkinson’s drug over 18 hours
Maintain constant plasma levels to avoid motor complications
Match IV infusion profile
Pre-clinical status
In-vivo PK studies performed in Yorkshire Swine

Parkinson’s Smart Patch– Preclinical Results
•First four doses: 18 h @ 0.06 mA/cm2 followed by 6 h no current
•Last four doses: 18 h @ 0.12 mA/cm2 followed by 6 h no current

Showcase: Smart Patch for Female Infertility Treatment
•8 million infertile women in US alone
•$1B potential opportunity
•Approved drug
•Avoidance of side-effects
•Discreet, comfortable, easy to use

Infertility Smart Patch Developed in Ferring Partnership
..New Standard of Care in Infertility Treatment
..Development of Smart Patch for leading FDA-approved infertility peptide
..Two 12-hour Smart Patches vs. daily painful injections
..Endpoint: Increase in pregnancy rates
..Development Program
..Ferring partnership signed Sep 2004
..Phase I trials completed Q4 2007
..Phase II trials to begin Q4 2008
..Fast Track FDA approval considered

Phase I Data: Infertility Peptide Pulsatile Plasma Levels

Infertility Program Progress
All phase I milestones were met:
Significantly higher plasma levels of peptide with Smart Patch compared to SC injection
Fertility end point response matches the IV dosage form
Precise control of drug delivery
Stable aqueous peptide formulation optimized to maximize delivery
Truly non-invasive

Smart Patch Combines Many Advantages
In contrast to competing delivery technologies, only Vyteris’ Smart Patch technology offers ALL of these advantages……
..Fast
..Simple
..Precise, versatile delivery kinetics
..Clinically effective
..Scientifically understood
..Inexpensive
..Safe
..Manufacturable
..FDA-approved

Development, Production & Scale-up Under One Roof
..Develop products from bench scale up to commercialization
..Formulation, product configuration, animal feasibility/PK studies
..Clinical production and cGMP manufacturing for market supply
..Regulatory and FDA compliance
Allows one-stop-shop partnering for product development

Experienced Management Team
.Haro Hartounian, Ph.D. – President
..Proven leader with extensive healthcare/pharma experience
..Founder and CEO, Protagenic Therapeutics
..President and COO, MicroIslet, Inc.
.Joseph Himy, CPA – Chief Financial Officer
..Public company, SEC regulatory and compliance background
..Treasury operations and investor relations experience at LeCroy Corp.
..Audit Manager at Deloitte and Touche LLP banking business unit
.Mike Reidy, Ph.D – Vice President, Research and Development
..Over 15 years research and product development experience
..Multiple successful medical device / pharmaceutical product launches
.Cormac Lyons, Ph.D.-Vice President, Product Development and Engineering
..13 years experience in product and process development
..Specializing in new technologies such as iontophoresis, sensors, and fuel cells
.Rafael Espinal-Vice President of Operations
..23 years experience in start-up, turnaround, overall operation of diverse manufacturing environment
..Former VP & General Manager of J&J, Medtronic, & Pall Corporation

Why partner with Vyteris?
..Smart Patch: Highly versatile and proven dermal delivery platform technology (small molecules and peptides) with potential applications in multiple high-growth markets
..FDA approved Smart Patch product -LidoSite® for needle-less dermal anesthesia
..Successful non-invasive delivery of peptide in humans using Smart Patch Technology
..Experience in product development partnerships (e.g. Ferring Pharmaceuticals)
..Portfolio of over 60 U.S. patents and over 120 international issued patents fences off competition and maintains freedom to operate
..Seasoned management with extensive experience in commercialization of drug delivery systems and biopharmaceuticals

Vyteris, Inc.
Partnering for Success